UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2005

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

001-08899	59-0940416
(Commission File Number)	(IRS Employer Identification Number)

3 S.W. 129th Avenue, Pembroke Pines, Florida 33027
(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 433-3900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On March 9, 2005, the Board of Directors of Claire’s Stores, Inc. (the “Company”) adopted, subject to shareholder approval and upon recommendation of the Company’s Compensation Committee, the 2005 Incentive Compensation Plan (the “Plan”). The Plan will replace the 1996 Incentive Compensation Plan currently in effect, which will expire in 2006. The total number of shares available for grant under the Plan is 2 million shares, plus any shares remaining available for delivery under the 1996 Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.
Date: March 15, 2005	By:	/s/ Ira D. Kaplan
Ira D. Kaplan
Chief Financial Officer

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